UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

NEXGEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41173	26-4042544
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2150 Cabot Boulevard West, Suite B Langhorne, Pennsylvania	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NXGL	The Nasdaq Capital Market LLC
Warrants to Purchase Common Stock	NXGLW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 9, 2026, NexGel, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement with a certain institutional investor (the “Investor”) named therein (the “Purchase Agreement”) providing for the purchase by the Investor of a 10% original issue discount (OID) convertible note facility in up to the aggregate original principal amount of $56,667,667 (the “Convertible Note Facility”), providing for the purchase by the Investor, in one or more closings, of (i) series A senior secured convertible notes up to an aggregate original principal amount of up to $1,797,381 (the “Series A Convertible Notes,” and the shares of common stock, par value $0.001 per share (“Common Stock”) issuable pursuant to the terms of the Series A Convertible Notes (the “Series A Conversion Shares”) in a registered direct pursuant to a currently effective shelf registration statement on Form S-3 (File No. 333-264282), which has been declared effective by the United States Securities and Exchange Commission (the “SEC”) on June 7, 2023 and (ii) series B senior secured convertible notes up to an aggregate original principal amount of up to $54,869,286 (or such other amount as the Company and the Investor shall mutually agree in writing) (the “Series B Convertible Notes,” together with the Series A Convertible Notes, the “Convertible Notes”) and the shares of common stock issuable pursuant to the terms of the Series B Convertible Notes (the “Series B Conversion Shares”, and collectively with the Series A Conversion Shares, the “Conversion Shares”)), in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act.

The Series A Convertible Notes were issued on February 10, 2026, and the Company received gross proceeds of $1,797,381 before deducting expenses, which proceeds shall be subject to the terms of a deposit account control agreement. The Company is required to use the net proceeds from the offering of the Series A Convertible Notes primarily for an approved future acquisition as further described in the Purchase Agreement (the “Approved Acquisition”). The Company agreed not to use the net proceeds for certain purposes, including satisfaction of other indebtedness (except as specifically permitted), redemption or repurchase of securities (except as permitted), or settlement of outstanding litigation. If the Company consummates the Approved Acquisition no later than April 15, 2026, subject to certain other conditions, the Investor will be required to purchase Series B Convertible Notes in up to an aggregate original principal amount of $14,869,286 at an additional closing pursuant to the Purchase Agreement, all of which proceeds will be used for the Approved Acquisition, except for certain expenses payable on behalf of the Investor.

The Purchase Agreement contains representations and warranties of the Company typical for transactions of this type, including representations and warranties relating to organization and authorization, issuance and validity of the securities, compliance with securities laws and effectiveness of the registration statement, absence of conflicts, SEC filings and financial statements, capitalization, absence of litigation, and other customary matters. The Purchase Agreement also contains representations and warranties of the Investor, including that each Investor is a qualified institutional investor or institutional accredited investor acquiring the securities for investment purposes.

The Purchase Agreement also contains customary affirmative and negative covenants, including covenants relating to filing and maintenance of registration statements, listing of securities, reservation of shares, restrictions on issuance of competing securities during specified periods, and participation rights in certain subsequent financings. The Purchase Agreement also obligates the Company to indemnify the Investor and its affiliates for certain losses resulting from any breach of representations, warranties or covenants in the transaction documents, or any third-party claims arising out of the execution or performance of the transaction documents or the Investor’s status as investors in the Company.

Palladium Capital Group the “Placement Agent”) acted as the Company’s placement agent with respect to the Convertible Notes. The Company agreed to pay to the a cash fee equal to 7% of the aggregate gross proceeds raised from the Convertible Notes at the time and if the Company consummates the Approved Acquisition; provided, however, the Placement Agent has agreed to convert 25% of this cash fee into a form of convertible promissory note to be agreed to between the Company and the Placement Agent. Additionally and at the time and if we consummate the Approved Acquisition, the Company agreed to issue to Placement Agent warrants to purchase that number of shares of Common Stock of the equal to 7% of the aggregate number of shares of Common Stock (or Common Stock equivalent, if applicable) sold in the offering (the “Placement Agent Warrants”). The Placement Agent Warrants will (x) provide for cashless exercise, (y) have an exercise price equal to the offering price per share in at closing and (z) expire on the five (5) year anniversary from issuance.

Convertible Notes

Pursuant to the Purchase Agreement, the Company will issue the two series of convertible notes in this offering: (i) Series A Convertible Notes issued in a registered direct offering pursuant to the Company’s effective shelf registration statement on Form S-3 and a related prospectus supplement and (ii) Series B Convertible Notes to be issued, in one or more closings, in a private placement pursuant to Section 4(a)(2) of the Securities Act, and Regulation D promulgated thereunder

The Convertible Notes are issued pursuant to substantially identical forms, with certain provisions applicable only to one series or the other. Specifically, the Series A Convertible Notes, and the Series A Conversion Shares were registered at issuance under the prospectus supplement and the Series B Conversion Shares will be freely transferable by the holders, while the Series B Convertible Notes will be issued in a private placement and accordingly the Series B Conversion Shares are subject to transfer restrictions under applicable securities laws. The Company entered into a Registration Rights Agreement (as defined below) with the Investor, pursuant to which the Company is obligated to file a registration statement registering the Series B Conversion Shares and maintain its effectiveness in accordance with the terms of such agreement. Certain provisions in the forms of Convertible Notes, such as events of default relating to registration statement effectiveness and obligations to deliver unlegended shares, apply only to the Series B Convertible Notes.

Except as otherwise specified, references to the “Convertible Notes” in this Current Report on Form 8-K apply to both the Series A Convertible Notes and the Series B Convertible Notes, and the description of the terms of the Convertible Notes set forth below applies equally to both series unless otherwise indicated.

The Convertible Notes bear interest at a rate of 10% per annum (increasing to 18% per annum upon the occurrence and during the continuance of an Event of Default), with interest payable monthly on the first Trading Day of each calendar month commencing May 1, 2026. Each Convertible Note will mature on the two (2) year anniversary of the applicable issuance date, subject to adjustment if certain conditions with respect to the Approved Acquisition are not met.

The Series A Convertible Notes are convertible into shares of Common Stock at a fixed Conversion Price of $1.244 per share, subject to adjustment as provided in the Series A Convertible Notes. The holder may elect to convert the Convertible Notes at an Alternate Conversion Price, subject to certain conditions, which provides for conversion at a discounted price based on recent trading VWAP. The Alternate Optional Conversion Price is equal to the lower of (i) the Conversion Price or (ii) the greater of (x) the Floor Price (as defined below) or (y) 95% of the average VWAP during the ten (10) consecutive Trading Day period ending on the trading day immediately preceding delivery of the conversion notice. The Alternate Event of Default Conversion Price is equal to the lower of (i) the Conversion Price or (ii) the greater of (x) the Floor Price or (y) 80% of the average VWAP during the ten (10) consecutive trading day period ending on the trading day immediately preceding delivery of the conversion notice. The Floor Price is $0.2488 per share, subject to adjustment.

Pursuant to the Purchase Agreement, the issuance of the Series B Convertible Notes at the Company’s option shall be subject to and conditioned on the Company receiving the required stockholder approval for the following matters: (i) the redomestication of the Company to the State of Nevada, (ii) the approval of one or more reserve stock splits over the next twelve (12) months up to an aggregate ratio of 250 shares-to-1 share, (iii) approval of the increase of the authorized shares of Common Stock of the Company from 25,000,000 to 250,000,000, and (iv) the approval of the issuance of all of the Securities in compliance with the rules and regulations of Nasdaq Capital Markets.

The Convertible Notes are senior secured obligations of the Company, secured by Collateral (as defined in the Security and Pledge Agreement),consisting of all of the assets of the Company.

The Convertible Notes contain customary affirmative and negative covenants, including restrictions on incurrence of indebtedness, creation of liens, payment of dividends, redemption of equity, transfer of assets, and transactions with affiliates, as well as maintenance of minimum liquidity requirements. The Convertible Notes also contain customary events of default, including payment defaults, covenant breaches, cross-defaults, bankruptcy events, and material adverse effects.

Security and Pledge Agreement

Additionally, on February 10, 2026, the Company entered into a Security and Pledge Agreement (the “Security Agreement”) by and among the Company, and an entity that is an affiliate of the Investor, in its capacity as collateral agent, pursuant to which the Company granted to the Investor, for the ratable benefit of the Investor, a valid, perfected and enforceable first priority security interest in substantially all assets of the Company.

Registration Rights Agreement

On February 10, 2026, the Company entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”), which provides the Investor with certain registration rights with respect to the resale of the Series B Conversion Shares issuable upon conversion of the Series B Convertible Notes. The Registration Rights Agreement requires the Company to prepare and file a registration statement with the SEC within 30 days after the initial issuance of Series B Convertible Notes to register the resale of the Series B Conversion Shares and cause such registration statement to be declared effective within 60 days after the issuance of the Series B Convertible Notes (or 120 days in the event of a full SEC review). In the event that the Company fails to file the registration statement by the prescribed deadline, or such registration statement is not declared effective by the prescribed deadline, or the Company fails to maintain the effectiveness of such registration statement or satisfy certain public information requirements, then the Company shall pay to each holder of Series B Convertible Notes an amount in cash equal to two percent (2%) of the original principal amount stated in such holder’s Series A Convertible Notes, payable on the date of such failure and on every 30-day anniversary thereof until such failure is cured.

Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings assigned to them in the Purchase Agreement, the form of Convertible Notes, the Security Agreement, the Registration Rights Agreement, or the other transaction documents, as applicable.

The foregoing summary of the Purchase Agreement, form of Convertible Notes, Security Agreement, and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, the form of Series A Convertible Note and Series B Convertible Note, Security Agreement, and Registration Rights Agreement, the forms of which are filed with this Current Report on Form 8-K as Exhibit 10.1, 4.1, 4.2, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Convertible Notes and the Company’s obligations thereunder is incorporated herein by reference. The Company incurred the obligations under the Convertible Notes upon execution of the Purchase Agreement on February 9, 2026.

Item 3.02	Unregistered Sales of Equity Securities.

Information regarding unregistered sales of securities set forth under Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 7.01	Regulation FD Disclosure.

On February 10, 2026, the Company issued a press release announcing that the Company entered into the Purchase Agreement and Convertible Notes. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information provided in this Item 7.01 (including Exhibit 99.1 hereto), is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Series A Senior Secured Convertible Notes
4.2	Form of Series B Senior Secured Convertible Notes
10.1	Form of Securities Purchase Agreement, dated February 9, 2026, between NexGel, Inc. and the Investor
10.2	Form of Security and Pledge Agreement
10.3	Form of Registration Rights Agreement
99.1	Press Release, dated February 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2026

NEXGEL, INC.

	By:	/s/ Adam Levy
Adam Levy
Chief Executive Officer